UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 15, 2025

CNL STRATEGIC CAPITAL, LLC

(Exact name of registrant as specified in its charter)

delaware	000-56162	32-0503849
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

CNL Center at City Commons
450 South Orange Avenue
Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Revolving Loan Agreement

On February 15, 2025, CNL Strategic Capital B, Inc. (“Borrower”), a wholly-owned subsidiary of CNL Strategic Capital, LLC ( the “Company”) and Valley National Bank, a Tennessee banking corporation, (referred to as “Valley National Bank”) entered into a First Amendment (“First Amendment”) to the Loan and Security Agreement (the “Loan Agreement”) previously entered into by such parties for a fifty million dollar ($50.0 million) revolving line of credit (the “Line of Credit”). Under the First Amendment, in the sole and absolute discretion of Valley National Bank, the Line of Credit may be increased to a maximum commitment amount of one hundred million dollars ($100 million). If increased, the additional commitment amount will be subject to a commitment fee of twenty-five hundredths of one percent (0.25%) on such an increased Line of Credit amount if utilized. Under the First Amendment, unless further extended, the Line of Credit has a new maturity date of February 15, 2026. In connection with the Line of Credit, the Borrower previously paid a commitment fee to Valley National Bank of one hundred and twenty-five thousand dollars ($125,000) plus Valley National Bank expenses associated with the Line of Credit. In connection with the First Amendment, the Borrower paid an additional commitment fee to Valley National Bank of one hundred and twenty-five thousand dollars ($125,000). The Borrower is required to pay interest on any borrowed amounts under the Line of Credit at a rate per year equal to the 1-Month Term secured overnight financing rate (“SOFR”) plus 2.75%. Interest payments are due on the first calendar day of the month in arrears.

Furthermore, the Borrower is required to pay a quarterly unused borrowing fee at an annual rate of fifteen hundredths of one percent (0.15%) on the difference between (i) the fifty million dollar Line of Credit amount and (ii) the aggregate average daily balance of outstanding borrowings under the Line of Credit during such quarter. The Borrower may prepay, without penalty, all or any part of the borrowings under the Loan Agreement at any time and such borrowings are required to be repaid within one hundred and eighty (180) days of the borrowing date. Under the Loan Agreement, the Company is required to comply with certain covenants including the requirement to provide certain financial and compliance reports to Valley National Bank and restrictions on incurring certain levels of additional debt by the Company. In connection with the Line of Credit, the Company previously entered into a Guaranty agreement to act as a guarantor of the Borrower’s outstanding borrowings under the Loan Agreement (the “Guaranty Agreement”) and the Borrower and the Company also entered into a pledge and assignment of bank and deposit accounts (“Pledge Agreement”) in favor of Valley National Bank. Under the Pledge Agreement, the Company is required to maintain accounts with Valley National Bank, including to contribute proceeds from the Company’s offering, as a pledge of collateral to pay down the outstanding debt to the extent there are any borrowings outstanding under the Loan Agreement.

The foregoing descriptions of the Loan Agreement, the Guaranty Agreement, and the Pledge Agreement in this Item 1.01 do not purport to be complete in scope and are qualified in their entirety by the full text of such agreements included as exhibits to the Company’s filing on Form 8-K on February 20, 2024 and incorporated by reference herein. The foregoing description of the First Amendment in this Item 1.01 does not purport to be complete in scope and is qualified in its entirety by the full text of such agreement included as Exhibit 10.1 to this filing and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Loan Agreement, the First Amendment, the Guaranty Agreement, and the Pledge Agreement with Valley National Bank is incorporated by reference into this Item 2.03.

Item 8.01	Other Events.

Determination of Net Asset Value for Outstanding Shares for the month ended January 31, 2025

On February 21, 2025, the board of directors (the “Board”) determined CNL Strategic Capital, LLC’s (the “Company”) net asset value per share for each share class in a manner consistent with the Company’s valuation policy, as described under “Determination of Net Asset Value” in the Company’s Prospectus. This table provides the Company’s aggregate net asset value and net asset value per share for its Class FA, Class A, Class T, Class D, Class I, and Class S shares as of January 31, 2025 (in thousands, except per share data):

Month Ended January 31, 2025	Class FA	Class A	Class T	Class D	Class I	Class S	Total
Net Asset Value	$158,646	$295,194	$88,759	$108,892	$518,867	$68,535	$1,238,893
Number of Outstanding Shares	4,017	8,296	2,493	3,083	14,407	1,712	34,008
Net Asset Value, Per Share	$39.49	$35.58	$35.61	$35.32	$36.01	$40.03
Net Asset Value, Per Share Prior Month	$39.55	$35.68	$35.72	$35.42	$36.12	$40.09
Increase/Decrease in Net Asset Value, Per Share from Prior Month	($0.06)	($0.10)	($0.11)	($0.10)	($0.11)	($0.06)

The decrease in the Company’s net asset value per share for each applicable share class for the month ended January 31, 2025 was primarily driven by the increases in the fair value of ten out of sixteen of the Company’s portfolio company investments. The fair value of six of the Company’s portfolio company investments decreased during the same period. As of January 31, 2025, the Company had total assets of approximately $1.25 billion.

Public Offering Price Adjustment

On February 21, 2025, the Board approved the new per share public offering price for each share class in the Company’s offering. The new public offering prices will be effective as of February 27, 2025 and will be used for the Company’s next monthly closing for subscriptions on February 28, 2025. The purchase price for Class A, Class T, Class D, and Class I shares purchased under our distribution reinvestment plan will be equal to the net asset value per share for each share class as of January 31, 2025. The following table provides the new public offering prices and applicable upfront selling commissions and dealer manager fees for each share class available in this offering:

	Class A	Class T	Class D	Class I
Public Offering Price, Per Share	$38.89	$37.39	$35.32	$36.01
Selling Commissions, Per Share	$2.33	$1.12
Dealer Manager Fees, Per Share	$0.98	$0.66

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650.

Declaration of Distributions

On February 21, 2025, the Board declared cash distributions on the outstanding shares of all classes of our common shares based on a monthly record date, as set forth below:

Distribution Record Date	Distribution Payment Date	Declared Distribution Per Share for Each Share Class
		Class FA	Class A	Class T	Class D	Class I	Class S
March 26, 2025	March 27, 2025	$0.104167	$0.104167	$0.083333	$0.093750	$0.104167	$0.104167

Return Information

The following table illustrates year-to-date (“YTD”), trailing 12 months (“1-Year Return”), 3-Year Return, 5-Year Return, Annualized Return Since Inception, and cumulative total returns through January 31, 2025 (“Cumulative Total Return”), with and without upfront sales load, as applicable:

	YTD Return(1)	1-Year Return(2)	3-Year Return(3)	5-Year Return(4)	Annualized Return Since Inception(5)	Cumulative Total Return(5)	Cumulative Return Period
Class FA (no sales load)	0.1%	11.0%	32.0%	71.0%	10.9%	105.7%	February 7, 2018 – January 31, 2025
Class FA (with sales load)	-6.4%	3.8%	23.4%	59.9%	9.8%	92.3%	February 7, 2018 – January 31, 2025
Class A (no sales load)	0.0%	10.0%	28.2%	62.4%	9.8%	89.5%	April 10, 2018 – January 31, 2025
Class A (with sales load)	-8.5%	0.7%	17.3%	48.6%	8.4%	73.4%	April 10, 2018 – January 31, 2025
Class I	0.0%	9.7%	27.9%	62.5%	10.0%	91.1%	April 10, 2018 – January 31, 2025
Class T (no sales load)	-0.1%	9.1%	26.1%	55.7%	8.9%	77.1%	May 25, 2018 – January 31, 2025
Class T (with sales load)	-4.8%	3.9%	20.1%	48.3%	8.1%	68.6%	May 25, 2018 – January 31, 2025
Class D	0.0%	9.7%	27.8%	60.3%	9.3%	79.8%	June 26, 2018 – January 31, 2025
Class S (no sales load)	0.1%	11.0%	33.7%	N/A	12.1%	73.7%	March 31, 2020 – January 31, 2025
Class S (with sales load)	-3.4%	7.1%	29.0%	N/A	11.3%	67.6%	March 31, 2020 – January 31, 2025

(1) For the period from January 1, 2024 through January 31, 2025.

(2) For the period from February 1, 2024 through January 31, 2025.

(3) For the period from February 1, 2022 through January 31, 2025.

(4) For the period from February 1, 2020 through January 31, 2025.

(5) For the period from the date the first share was issued for each respective share class through January 31, 2025. The Annualized Return Since Inception captures the average annual performance over the return period. It is calculated as a geometric average, meaning it captures the effects of compounding over time.

Total return is calculated for each share class as the change in the net asset value for such share class during the period and assuming all distributions are reinvested. The Company’s performance changes over time and currently may be different than that shown above. Past performance is no guarantee of future results. For details regarding applicable sales load, please see the “Plan of Distribution” section in the Company’s Prospectus. Class I and Class D shares have no upfront sales load.

For the month ended January 31, 2025, sources of declared distributions on a GAAP basis were as follows:

	Month Ended January 31, 2025
	Amount (in 000s)	% of Total Distributions Declared
Net investment income[1]	$2,236	65.3%
Distributions in excess of net investment income[2]	1,190	34.7%
Total distributions declared	$3,426	100.0%

Cash distributions net of distributions reinvested during the period presented were funded from the following sources:

	Month Ended January 31, 2025
	Amount (in 000s)	% of Cash Distributions Net of Distributions Reinvested
Net investment income before expense support (reimbursement)	$2,234	130.1%
Expense support (reimbursement)	2	0.1%
Net investment income	$2,236	130.2%
Cash distributions net of distributions reinvested in excess of net investment income[2]	⸺	⸺ %
Cash distributions net of distributions reinvested[3]	$1,717	100.0%

[1]	Net investment income includes expense support, net due from the Manager and Sub-Manager of $2 for the month ended January 31, 2025.
[2]	Consists of distributions made from offering proceeds for the period presented.
[3]	For the month ended January 31, 2025, excludes $1,709 of distributions reinvested pursuant to our distribution reinvestment plan.

For the years ended December 31, 2024, 2023, 2022, 2021, 2020, 2019, and 2018 distributions were paid from multiple sources and these sources included net investment income before expense support of 55.6%, 76.9%, 76.3%, 65.2%, 42.3%, 61.7%, and 85.2%, reimbursable expense support of 0.1%, 0.0%, 0.0%, 0.0%, 33.2%, 23.5% and 11.1%, and offering proceeds of 44.3%, 23.1%, 23.7%, 34.8%, 24.5%, 14.8% and 3.7%, respectively. If the Company receives additional expense support now or in the future, it will be required to repay expense support to the Manager and Sub-Manager in future periods which may reduce future income available for distributions. For additional information regarding sources of distributions, please see the annual and quarterly reports the Company files with the Securities and Exchange Commission.

We have also posted this information on our website at www.cnlstrategiccapital.com. A subscriber may also obtain this information by calling us by telephone at (866) 650-0650. The calculation of the Company’s net asset value is a calculation of fair value of the Company’s assets less the Company’s outstanding liabilities.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	First Amendment to the Loan and Security Agreement by and between CNL Strategic Capital B, Inc. and Valley National Bank dated February 15, 2025 (Filed herewith.)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the items described herein, are forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on the beliefs and assumptions of the Company’s management and on the information currently available to management at the time of such statements. Forward-looking statements generally can be identified by the words “believes,” “expects,” “intends,” “plans,” “will,” “estimates” or similar expressions that indicate future events. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond the Company’s control. Any forward-looking statement made by us in this Current Report is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Important risks, uncertainties and factors that could cause actual results to differ materially from those in the forward-looking statements include the risks associated with the Company’s ability to pay distributions and the sources of such distribution payments, the Company’s ability to locate and make suitable investments, the economy and the broader financial markets, which may have a significant negative impact on the Company's (and its businesses) financial condition, results of operations, cash flows and net asset value per share and other risks described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and the other documents filed by the Company with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2025		CNL Strategic Capital, LLC a Delaware limited liability company

	By:	/s/ Chirag J. Bhavsar
Chirag J. Bhavsar Chief Executive Officer